UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2006

BRONCO DRILLING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51471	20-2902156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

(405) 242-4444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Michael O. Thompson resigned from the audit committee on February 7, 2006 and as a member of our board of directors effective February 28, 2006. Effective February 28, 2006, our board of directors acted by unanimous written consent to appoint William R. Snipes to serve on our board of directors and appointed Mr. Snipes to serve on the audit committee. There are no agreements or understandings pursuant to which Mr. Snipes was appointed as a member of our board of directors. Our audit committee currently includes three independent directors, Mr. Houston, Mr. Snipes and Mr. Lancaster.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	99.1*	Company Press Release, dated March 3, 2006.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: March 3, 2006	By:	/s/ ZACHARY M. GRAVES
Zachary M. Graves Chief Financial Officer